Exhibit 99.1
 Developing Anti-Fibrotic Therapeutics for Chronic Organ Diseases  H.C. Wainwright Global Investment Conference  September 2025

 Forward Looking Statements  2  This presentation contains “forward-looking statements” within the meaning of the federal securities laws regarding the current plans, expectations and strategies of Gyre Therapeutics, Inc. and its subsidiaries (“Gyre”), which statements are subject to substantial risks and uncertainties and are based on management’s estimates and assumptions. All statements, other than statements of historical facts included in this presentation, are forward-looking statements, including statements concerning: Gyre’s plans, objectives, goals, strategies, future events, or intentions relating to Gyre’s products and markets; the safety, efficacy and clinical benefits of Gyre’s product candidates; the anticipated timing and design of any planned or ongoing preclinical studies and clinical trials; Gyre’s research and development efforts; timing of expected clinical readouts, including timing of the filing of an NDA with the PRC’s NMPA for Hydronidone for the treatment of CHB-related liver fibrosis, submission of U.S. IND filing for Hydronidone for advanced fibrosis and trial initiation pending regulatory review, timing of completion of Gyre’s Phase 2 clinical trial in the PRC of F573 for ALF/ACLF, IND submission of F528 in COPD, the expectations regarding commercial revenues from the sales of Etorel and Contiva maleate tablets, management’s plans and objectives for future operations and future results of anticipated product development efforts; potential addressable market size; and Gyre’s liquidity and capital resources and business trends. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “design,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “objective,” “should,” “strategy,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause Gyre’s actual results to differ materially from the forward-looking statements expressed or implied in this presentation, such as the uncertainties inherent in the clinical drug development process, the regulatory approval process, the timing of any regulatory filings, the potential for substantial delays, the risk that earlier study results may not be predictive of future study results, manufacturing risks, and competition from other therapies or products, as well as those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in Gyre’s Annual Report on Form 10-K for the year ended December 31, 2024 filed on March 17, 2025 with the Securities and Exchange Commission (the “SEC”) and elsewhere in such filing and in Gyre’s other periodic reports and subsequent disclosure documents filed with the SEC.  Gyre cannot assure you that it will realize the results, benefits or developments that it expects or anticipates or, even if substantially realized, that they will result in the expected consequences or affect Gyre or its business in the ways expected. Forward-looking statements are not historical facts, and reflect management’s current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. Gyre has no intention to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Gyre obtained the data used throughout this presentation from its own internal estimates and research, as well as from research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information and Gyre’s own internal research and experience, and are based on assumptions made by management based on such data and its knowledge, which it believes to be reasonable. In addition, while Gyre believes the data included in this presentation is reliable and based on reasonable assumptions, Gyre has not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors.  This presentation concerns a discussion of investigational drugs that are under preclinical and/or clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated.

Gyre Therapeutics (Nasdaq: GYRE): At a glance



1ST

to receive **IPF[1] treatment approval** (pirfenidone) in **China** (2011):

Pioneering fibrosis treatment with a track record of success

#1

IPF market share in China for **10 consecutive years[2]**

(~50% IPF market share, 90% + share in pirfenidone in 2024)

~ 600

dedicated global employees:

~ 400 commercial team across **China** and the **U.S.**
~ 70 focused on **R&D**

150,000 +

IPF patients treated with **pirfenidone**

3,000+

hospitals and pharmacies covered in **China** across **870+ cities**

EBITDA positive

since 2017[3], while revenue grew at **~32%** compounded annual growth rate **(CAGR)[3]** during the same period

2023 Revenue	**$113.5M**
2024 Revenue	**$105.8M**

2 state-of-the-art, **GMP compliant manufacturing** facilities built for growth in China, currently running at **40%** and **18%** capacity

1. IPF = Idiopathic Pulmonary Fibrosis.
2. Per IQVIA CHPA.
3. Financial data inclusive of pro forma data prior to GNI Group and Catalyst Biosciences business combination for comparison purposes only.

3

 Innovative fibrosis focused development pipeline with sentinel indications in liver and lung  4  Advanced Liver Fibrosis  Chronic Hepatitis B (CHB) Liver Fibrosis  (hydronidone)  Acute Liver Failure / Acute-on-Chronic Liver Failure  Pulmonary Arterial Hypertension (PAH)  Chronic Obstructive Pulmonary Disease (COPD)  Idiopathic Pulmonary Fibrosis (IPF)  Radiation-induced lung injury (RILI) with or without immune-related pneumonitis (CIP)  Pneumoconiosis (PD)  Diabetic Kidney Disease (DKD)  Global  China  IND preparation in progress  4Q 2025: Start Phase 2/3 Trial  4Q 2025: Complete enrollment  (Adaptive Approach)  F528  F230  F573  F351  ETUARY  (pirfenidone)  First  First  CANDIDATE  INDICATION  PRE-CLINICAL  PHASE 1  PHASE 2  PHASE 3  MARKETED  RIGHTS  TRIAL

 Strategic moves to strengthen our pirfenidone franchise and prepare for potential future Hydronidone launch  Note: 2017 sales number is audited (China) and 2024 is audited (U.S. GAAP). See Note 2 above for further clarification.   5  ETUARY® (pirfenidone)1  Etorel - Launched in 2025  Contiva – Launched in 2025  Gyre’s ETUARY has dominated China’s IPF market. Through the strategic acquisition of a generic Etorel (nintedanib), we further strengthen our leadership by offering physicians a full spectrum of IPF treatments.  Expanding Our IPF Market:   We acquired rights to a generic Contiva (avatrombopag) as a strategic entry point into the liver physician network—paving the way for the future launch of Hydronidone.  Securing a Foothold in Liver Disease  $15.3m  $105.8m  2017  2024   CAGR1  Financial data inclusive of proforma data prior to GNI Group and Catalyst Science merger for comparison purposes only.  ETUARY was approved in 2011 before the Reference Listed Drug (RLD) requirement. Without RLD, generic competitors can not conduct the required bioequivalence (BE) studies. This creates a market exclusivity beyond patent protection.

 ITT = Intent-To-Treat. 2. NMPA = National Medical Products Administration of China  6  Co-secreted with insulin from pancreatic beta cells   Co-secreted with insulin from pancreatic beta cells   Co-secreted with insulin from pancreatic beta cells   Phase 3 CHB-associated liver fibrosis - recently announced positive topline results  Primary Endpoint Met with High Statistical Significance  ≥1-stage fibrosis regression at Week 52: Hydronidone: 52.85% vs. Placebo: 29.84% (P = 0.0002; ITT1 analysis with central blinded pathology review)  Key Secondary Endpoint Achieved  ≥1-grade inflammation improvement without fibrosis progression at Week 52: Hydronidone: 49.57% vs. Placebo: 34.82% (P = 0.0246)  Favorable Safety & Tolerability Profile  Serious Adverse Events: 4.88% (6/123, Hydronidone) vs. 6.45% (8/124, Placebo)  No discontinuations due to adverse events  Clinical and Regulatory Pathways  Breakthrough Therapy Designation (China NMPA2 , 2021), potentially first-in-class approval   New Drug Application (NDA) to NMPA expected in Q3 2025, with accelerated approval to be sought  U.S. IND filing for advanced fibrosis expected in 2025; trial initiation planned pending regulatory review  1  2  3  4

 Phase 3 Safety Profile  7  Safety Event  Hydronidone (N=123)  Placebo (N=124)  Any TEAE  98 (79.67%)  103 (83.06%)   Grade 1 AES  27.64%  33.06%   Grade 2 AES  43.90%  43.55%   Grade ≥3 AES  8.13%  6.45%  Drug-related AEs (ADRs)  32.52%  33.87%   Grade ≥3 ADRs  1.63%  1.61%  Discontinuation due to AE  0  0  Temporary interruption due to AE  0  0.81%  Dose reduction due to AE  0  0  Any SAE  6 (4.88%)  8 (6.45%)   Due to Investigational Drug:  Possibly unrelated  2  3  Unrelated  4  5  Death  0  0  All SAEs were assessed to be unrelated to Hydronidone  No discontinuations due to SAEs across either treatment arm.

Hydronidone targets CHB fibrosis -- a high-need and untapped market in China

Gyre THERAPEUTICS

60 - 70 Million — Total HBV Infected Population in China

14.7 Million — Chronic Hepatitis B (CHB) Diagnosed Population

5.5 Million — Progressed to Significant Fibrosis Population

2.6 Million — Diagnosed Compensated F-2-F4

Initial Target

The market for **CHB-associated liver fibrosis** is significantly **unmet.**

Current standard of treatment, e.g. entecavir, tenofovir, focuses on only **reducing liver inflamation.**

Patients with **F2 - F4** fibrosis are at a **high risk of progression** to **cirrhosis** and **HCC**, major causes of liver-related mortality.

Hydronidone, a structural analog of pirfenidone, reverses fibrosis by modulating **TGF-β / p38γ / Smad7** signaling pathway — a key driver of fibrosis progression. It received **Breakthrough Therapy designation** from PRC's NMPA in 2021, enabling expedited review.

Note: The Fourth National Serological Survey on HBV in China (2020) provided baseline HBV prevalence data. The 60-70M total HBV cases and F2-F4 fibrosis estimates are derived using internal modeling based on this survey's fibrosis prevalence rates and awareness levels.

8

 Expanding Hydronidone’s potential: from CHB fibrosis in China to MASH in the U.S.  1. Based on analysis of third-party epidemiological research, published academic studies, and internal modeling.  9  Market Opportunity  In the U.S., the MASH fibrosis market is approximately 7.2 times larger than the CHB fibrosis market.  Clinical Rationale  Hydronidone modulates TGF-β / p38γ / Smad7 signaling pathway — directly targeting fibrosis progression and offering a differentiated approach from metabolic agents.  Regulatory Pathway  Hydronidone’s CHB data helps to reduce risks in MASH development and potentially supports accelerated regulatory review and fast track.  Competitive Differentiation  Hydronidone’s unique anti-fibrotic approach positions it as a complementary therapy — not a competitor — to metabolic agents like THR-β, GLP-1s, and FGF21.  CHB  MASH  700  500  400  300  200  100  0  600  Compensated F2-F4 MASH diagnosed population:  CHB vs. MASH Liver Fibrosis Population in the U.S.(000s)  ~650K1  CHB diagnozed population:  ~ 90K1

Hydronidone Targets Fibrosis Specifically for Advanced MASH


FIBROSIS STAGING
F1
F2
F3
F4
Risk Staging based on:
Fibrosis Progression
Liver Events
CV Events
Low
Medium
High
Very High
Primary Treatment Objectives:
Improve glycemic control
Improve dyslipidemia
Reduce weight
Resolve steatohepatitis
Prevent fibrosis progression
Prevent progression to cirrhosis
Prevent decompensation
Primary Therapeutic Options
Metabolic drugs / obesity drugs
Metabolic + anti-fibrotic drugs
Potent anti-fibrotic + metabolic
Potent anti-fibrotic therapies
Hydronidone Primary Target 1

1. We estimate ~650K compensated F2–F4 MASH patients in the U.S., based on market data and internal modeling.

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 11  What   makes   Gyre different ?  Strong Pipeline  Our lead asset, F351 (Hydronidone), has the potential to become a first-in-class therapy for CHB-related liver fibrosis, addressing a significant unmet medical need in China.  Robust pipeline spanning various clinical stages focused on treating organ diseases.  Efficient R&D Strategy  China-first validation strategy leveraging faster patient enrollment and cost efficiency, followed by expansion into the U.S. helps mitigate clinical and regulatory risks.   Hydronidone U.S. IND filing for advanced fibrosis expected in 2025, trial initiation planned pending regulatory review.  Proven Commercial Execution  Fully Integrated Platform  Comprehensive in-house capabilities covering discovery, clinical development, regulatory affairs, manufacturing, and commercialization.   Two GMP-compliant manufacturing facilities are strategically located to support robust expansion.  Maintaining market leadership since the commercialization of first-in-class pirfenidone in 2014, with extensive and effective nationwide commercial coverage in China across more than 3,000 hospitals and pharmacies.  1. IPF = Idiopathic Pulmonary Fibrosis. 2. Per IQVIA CHPA. 3. Financial data inclusive of pro forma data prior to GNI Group and Catalyst Biosciences business combination for comparison purposes only.

 Thank you  Contact:  David Zhang  David.Zhang@Gyretx.com

Comparison of Hydronidone and Pirfenidone metabolism

Liver Injury → TGF-β ↑ triggers multiple fibrosis pathways:
1. → p38γ → HSC Activation → α-SMA ↑ → ECM Accumulation → Fibrosis
2. → Smad2/3 (phosphorylation) → Fibrosis
3. ⊣ Smad7 (inhibitory) → Upregulation of TGF-beta signaling → Activation of both p38gamma and SMAD2/3 cascades



F351
Smad2/3
CTGF
P38, GCK
Hepatic cell
TGF-βR
CTGF
Autocrine
F351
Autocrine
TGF-β
Paracrine
α-Sma
Collagen 1
Activation
Hepatic stellate cell
Myofibroblasts
Liver fibrosis
F351

As a key profibrotic cytokine, TGF-β drives hepatic stellate cell (HSC) activation, promotes extracellular matrix (ECM) deposition, and triggers fibrogenesis.

The p38γ isoform plays a pivotal role in TGF-β-stimulated collagen production. Hydronidone attenuates fibrosis, at least in part, by targeting the p38 MAPK transduction pathway.

During hepatic injury, TGF-β upregulation triggers hepatic stellate cell (HSC) activation and differentiation into myofibroblasts. This phenotypic transformation is characterized by cytoskeletal remodeling, including α-smooth muscle actin (α-SMA) expression, which serves as a specific marker for myofibroblasts and the onset of fibrogenesis.

Extensive preclinical and clinical studies indicate that activated myofibroblasts with elevated α-smooth muscle actin (α-SMA) expression serve as the dominant producers of fibrillar collagen and key ECM proteins, thereby driving hepatic fibrogenesis.

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TGF-β plays important role in liver fibrosis by activating HSCs



TGF-β1
TGF-βRII
TGF-βRI
P
Smad7
R-Smad
Co-Smad
I-Smad
Smad4
Smad3
Smad2
Smad3
Smad2
Smad4
Cytoplasm
Nucleus
Smad3
Smad2
Smad4

- Smad7 is a negative regulator of TGF-β signaling.
- Smad7 knockdown can promote HSC activation and liver fibrosis.
- Smad7 overexpression can prevent liver fibrosis.
- **Hydronidone is believed to effectively target this pathway.**

Inhibiting HSC activation is believed to be one of the most effective therapeutic strategies to fight liver fibrosis

1. Xu, Xianjun et al. "Hydronidone ameliorates liver fibrosis by inhibiting activation of hepatic stellate cells via Smad7-mediated degradation of TGFβRI." *Liver international : official journal of the International Association for the Study of the Liver* vol. 43,11 (2023): 2523-2537. doi:10.1111/liv.15715

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Animal studies demonstrated Hydronidone upregulated the expression of Smad7 and inhibited phosphorylation of Smad2/3



Relative protein expression
1.5
1.0
0.5
0.0
Smad7
p-Smad2/3
*
**
***
***
*
***
Control
CCl4
CCl4+HDD 50mpk
CCl4+HDD 100mpk



Relative protein expression
1.5
1.0
0.5
0.0
Smad7
p-Smad2/3
*
*
***
***
*
***
Control
DDC
DDC+HDD 50mpk
DDC+HDD 100mpk



Control
DDC
DDC+HDD 50mpk
DDC+HDD 100mpk
Hoechest
α-SMA
Smad7
Merge

Smad7 is a known negative regulator of liver fibrosis, suggesting clinical potential in a recognized cascade

Note: Statistical significance: *p < .05, **p < .01, *p < .001 (one-way ANOVA with post hoc tests). Data from Xu et al., Liver International (2023), 43(11): 2523–2537. doi:10.1111/liv.15715.

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Hydronidone vs. Pirfenidone: Mechanistic and safety advantages

- The introduction of a hydroxyl group shifts its metabolic profile from Pirfenidone's dominant Phase I oxidation to preferential Phase II conjugation (M3/M4 metabolites). Phase II metabolism, known as "detoxification metabolism," can prevent the formation of active metabolites and covalent binding to proteins, suggesting a mechanistic basis for hydronidone's improved hepatic safety profile compared with Pirfenidone.

Kinase Inhibition Profile



CH_2OH
COOH

Pirfenidone



N
O

Phase I metabolism

Optimization

Achieve higher P38γ binding affinity

Hydronidone



N
O
OH

Phase II metabolism



SO_3H
Glu

Compound	K_D (M)	Rmax	Chi^2 (RU^2)
Hydronidone	3.44e-5	11.9	0.0907
Pirfenidone	1.99e-4	12.7	0.174

- In vitro kinase assay shows that both hydronidone and Pirfenidone effectively inhibit p38γ activity, with hydronidone exhibiting a higher inhibition potency than Pirfenidone.
- These findings indicate that hydronidone exhibits stronger inhibition of the p38γ pathway, potentially contributing to its enhanced antifibrotic activity.

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Hydronidone shaping up to be Pirfenidone 2.0

Feature	Hydronidone	Pirfenidone
Mechanism of Action	Tri-pathway mechanism: inhibits p38γ, upregulates Smad7, and suppresses TGF-β/Smad2/3 signaling	Broadly downregulates TGF-β levels, with less defined pathway specificity
Metabolism	Undergoes Phase II metabolism, known for safer detoxification and fewer reactive byproducts	Primarily metabolized through Phase I oxidation (CYP1A2), which can generate reactive metabolites
Liver Safety	Designed to reduce hepatotoxicity; favorable liver safety profile in trials	Observed increases in liver enzymes in some patients; rare hepatic events documented
Fibrosis Efficacy (in humans)	Shown to reverse fibrosis in 55% of patients with CHB (270 mg group)[1]	Exploratory clinical data in liver fibrosis; not approved for fibrotic liver disease

1. Cai et al. Clin Gastroenterol Hepatol. 2023;21(7):1893–1901. doi:10.1016/j.cgh.2022.05.056

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Hydronidone is Purpose-Built on Pirfenidone's Foundation - with Enhanced Potency and Safety

Pirfenidone → [Structural Analog + Hydroxyl Group] → Hydronidone

↓ Modest Liver Activity ↑ Hepatotoxicity

↓ *Enhanced Smad7 Upregulation* + Phase II Metabolism[1] → ↓ *Hepatotoxicity* + ↑ Anti-fibrotic Potency

Attribute	Pirfenidone	Hydronidone	Benefit
Structure	Parent compound	Analog with –OH group	↑ Smad7
MoA	TGF-β	TGF-β + p38γ + Smad7	↑ Potency
Metabolism	Phase I (oxidation)	Phase II (conjugation)	↓ Toxicity
Hepatic Safety	Known liver risk	Improved	↑ Tolerability
MASH Evidence	Some benefit (PROMETEO, model)[2]	Strong effect in a validated preclinical model	↑ Rationale

Hydronidone enhances pirfenidone's anti-fibrotic effect by also inhibiting p38γ and upregulating Smad7, improving hepatic safety and supporting its expansion into metabolic liver diseases like MASH.

1. Phase II metabolism is associated with improved hepatic safety due to faster detoxification. 2. González-Huezo M, et al. Real-life proof-of-concept trial of prolonged-release pirfenidone in advanced liver fibrosis (PROMETEO study). Hepatol Int. 2021;15(2):377–388.

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